                          CREDIT  ASSET
                          SUISSE  MANAGEMENT



                                   PROSPECTUS


                                 December 6, 2000

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                           - CASH RESERVE PORTFOLIO







As with all mutual funds, the Securities and Exchange Commission has not approved this portfolio, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ...............................................................4
    Goal and Principal Strategies ........................................4
    Investor Profile .....................................................4
    A Word About Risk ....................................................5

INVESTOR EXPENSES ........................................................6
    Fees and Portfolio Expenses ..........................................6
    Example ..............................................................7

THE PORTFOLIO IN DETAIL ..................................................9
    The Management Firm ..................................................9
    Portfolio Information Key ............................................9
    Goal and Strategies .................................................10
    Portfolio Investments ...............................................10
    Risk Factors ........................................................10
    Portfolio Management ................................................11
    Investor Expenses ...................................................11

MORE ABOUT RISK .........................................................12
    Introduction ........................................................12
    Types of Investment Risk ............................................12
    Certain Investment Practices ........................................14

ABOUT YOUR ACCOUNT ......................................................16
    Share Valuation .....................................................16
    Account Statements ..................................................16
    Distributions .......................................................16
    Taxes ...............................................................17

BUYING SHARES ...........................................................18

SELLING SHARES ..........................................................20

OTHER POLICIES ..........................................................22

FOR MORE INFORMATION ............................................back cover

                                   KEY POINTS


                          GOAL AND PRINCIPAL STRATEGIES

---------------------------------------------------------------------------------------------------------
PORTFOLIO/RISK FACTORS    GOAL                              STRATEGIES
---------------------------------------------------------------------------------------------------------
CASH RESERVE PORTFOLIO   High current income                - Invests in high-quality money-
Risk factors:            consistent with liquidity and        market instruments:
  CREDIT RISK            stability of pricipal                - Obligations issued or guaranteed
  INCOME RISK                                                   by the U.S. government, its agencies
  INTEREST-RATE RISK                                            or instrumentalities
  MARKET RISK                                                 - bank and corporate debt obligations
  REGULATORY RISK                                           - Portfolio managers select investments
                                                              based on factors such as yield, maturity
                                                              and liquidity, within the context of their
                                                              interest-rate outlook
                                                            - Seeks to maintain a stable share
                                                              price of $1
---------------------------------------------------------------------------------------------------------

 -  INVESTOR PROFILE

    THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 -  want to preserve the value of their investment

 - are seeking an investment for the money-market portion of an asset-allocation portfolio

 -  want easy access to their money though wire-redemption privileges

 - are investing emergency reserves or other money for which safety and accessibility are more important than total return

    IT MAY NOT BE APPROPRIATE IF YOU:

 -  want federal deposit insurance

 -  desire the higher income available from longer-term fixed-income funds

 -  are investing for capital appreciation

    You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

--------------------------
-   A WORD ABOUT RISK
--------------------------

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.


    Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

CREDIT RISK

    The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INCOME RISK

    The portfolio's income level may decline because of falling interest rates and other market conditions. The portfolio's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK

    Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.


    A sharp and unexpected rise in interest rates could cause the portfolio's share price to drop below $1. However, the relatively short maturity of securities held in money-market portfolios--a means of achieving an overall portfolio objective of principal safety--reduces their potential for price fluctuation.

MARKET RISK

    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


REGULATORY RISK


    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a portfolio security, or the portfolio's performance.

                                INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are based on estimated expenses (before fee waivers and expense reimbursements) for the fiscal period ending October 31, 2001.


--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (paid directly from your investment)
--------------------------------------------------------------------------------
  Sales charge "load" on purchases                                      NONE
--------------------------------------------------------------------------------
  Deferred sales charge "load"                                          NONE
--------------------------------------------------------------------------------
  Sales charge "load" on reinvested distributions                       NONE
--------------------------------------------------------------------------------
  Redemption fees                                                       NONE
--------------------------------------------------------------------------------
  Exchange fees                                                         NONE
--------------------------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
  (deducted from portfolio assets)
--------------------------------------------------------------------------------
  Management fee                                                        .10%
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                  NONE
--------------------------------------------------------------------------------
  Other expenses(1)                                                     .22%
--------------------------------------------------------------------------------
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(2)                          .32%
--------------------------------------------------------------------------------

(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.

(2) Portfolio service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements are expected to reduce portfolio expenses as follows:

                    EXPENSES AFTER WAIVERS AND REIMBURSEMENTS


  Management fee                                                        .00%

  Distribution and service (12b-1) fee                                  NONE

  Other expenses                                                        .16%
                                                                        ----
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                             .16%

                                     EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

              ----------------------------------------------------
                     ONE YEAR                     THREE YEARS
              ----------------------------------------------------
                      $33                           $103
              ----------------------------------------------------

                       This page intentionally left blank

                             THE PORTFOLIO IN DETAIL


-------------------------------
-   THE MANAGEMENT FIRM
-------------------------------

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-   Investment adviser for the portfolio


- Responsible for managing the portfolio's assets according to its goal and strategies

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $68 billion in the U.S. and $198 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

-------------------------------
-   PORTFOLIO INFORMATION KEY
-------------------------------

    A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
    The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
    The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
    The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."


INVESTOR EXPENSES

    Expected expenses for the 2001 fiscal period. Actual expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

- OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

---------------------------
-   GOAL AND STRATEGIES
---------------------------
    The Cash Reserve Portfolio seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The portfolio seeks to maintain a stable $1 share price.

    In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities may be purchased to try to preserve the portfolio's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

---------------------------
-   PORTFOLIO INVESTMENTS
---------------------------
    This portfolio invests in the following types of money-market instruments:
- Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities
- U.S. and foreign bank obligations such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations
- commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations
- repurchase agreements

   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the portfolio's investments must be in the highest short-term rating category.

    The portfolio maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the portfolio may also engage in other investment practices.

---------------------------
-   RISK FACTORS
---------------------------
    This portfolio's principal risk factors are:
-  credit risk
-  income risk
-  interest-rate risk
-  market risk
-  regulatory risk

    The portfolio's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

    Since it is managed to maintain a constant $1 share price, the portfolio should have little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses in the rare event that portfolio holdings default or interest rates rise sharply in an unusually short period.

    These risks are discussed in "More About Risk." That section also details other investment practices the portfolio may use. Please read "More About Risk" carefully before you invest.

-------------------------------
-   PORTFOLIO MANAGEMENT
-------------------------------

    A portfolio management team at CSAM makes the portfolio's day-to-day investment decisions.

-------------------------------
-   INVESTOR EXPENSES
-------------------------------

    Expected expenses for the 2001 fiscal period:
    Management fee                  .00%
    All other expenses              .16%
                                    ----
    Total expenses                  .16%

                          MORE ABOUT RISK

-------------------------------
-   INTRODUCTION
-------------------------------


    A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion on the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.


    The "Certain Investment Practices" table in this section takes a more detailed look at certain investment practices the portfolio may use. Some of these investment practices have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks.

-------------------------------
-   TYPES OF INVESTMENT RISK
-------------------------------

    The following risks are referred to throughout this PROSPECTUS.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to the portfolio could reduce the portfolio's income level and share price.


    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

- HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

    INCOME RISK The portfolio's income level may decline because of falling interest rates.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

    LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.


    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for the portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use
/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ /   Permitted, but not expected to be used to a significant extent


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
--------------------------------------------------------------------------------
EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated
certificates of deposit and other obligations issued or
backed by foreign and U.S. banks and other issuers. CREDIT,
INCOME, INTEREST RATE, MARKET, POLITICAL RISKS.                        /X/

--------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within he four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. CREDIT, INTEREST-RATE, MARKET RISKS.               /X/

--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE,
LIQUIDITY, PREPAYMENT RISKS.                                           /X/

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The purchase of a security with a
commitment to resell the security back to the counterparty at
the same price plus interest. CREDIT RISK.                             /X/

--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in defensive investments when the
investment adviser believes that doing so would be in the
best interests of shareholders. Although intended to avoid
losses in unusual market, economic, political or other
conditions, defensive tactics might be inconsistent with
the portfolio's principal investment strategies and might
prevent the portfolio from achieving its goal.                         / /

--------------------------------------------------------------------------------

VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. CREDIT,
INTEREST-RATE, LIQUIDITY, MARKET RISKS.                                /X/

--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                            20%

--------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income
to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. INTEREST-RATE, MARKET RISKS.                           /X/

--------------------------------------------------------------------------------

                               ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------
-   SHARE VALUATION
--------------------------------------------------------------------------------

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV for the portfolio is determined at 12:00 noon and at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern
Time) each day the NYSE is open for business. NAV is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.


    The portfolio values its securities using amortized cost. This method values the portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

--------------------------------------------------------------------------------
-   ACCOUNT STATEMENTS
--------------------------------------------------------------------------------

    In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)
-   after any changes of name or address of the registered owner(s)
-   otherwise, every calendar quarter

    You will receive annual and semiannual financial reports.

--------------------------------------------------------------------------------
-   DISTRIBUTIONS
--------------------------------------------------------------------------------

    As an investor in the portfolio, you will receive distributions.


    The portfolio may earn interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions. The portfolio usually does not make capital-gain distributions.


    The portfolio declares dividend distributions daily and pays them monthly. The portfolio typically distributes capital gains, if any, annually in December.


    Most investors have their distributions reinvested in additional shares of the portfolio. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

--------------------------------------------------------------------------------
-   TAXES
--------------------------------------------------------------------------------

    As with any investment, you should consider how your investment in the portfolio will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the portfolio continues to meet the requirements for being a tax-qualified regulated investment company, the portfolio pays no federal income tax on the earnings it distributes to shareholders.


    Any time you sell or exchange shares, it is considered a taxable event for you. Because the portfolio seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.


    Distributions you receive from the portfolio, whether reinvested or taken in cash, are generally considered taxable. Distributions from the portfolio's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held portfolio shares. The portfolio does not expect to realize long-term capital gains or to make capital-gain distributions. The portfolio will mostly make dividend distributions from other sources (including short-term capital gains), which are generally taxed as ordinary income.



    The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

    Depending on provisions in your state's tax law, the portion of the portfolio's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The portfolio will indicate each year the portion of its income, if any, that may qualify for this exemption.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

--------------------------------------------------------------------------------
-  OPENING AN ACCOUNT
--------------------------------------------------------------------------------

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

    You can make your initial investment by wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

--------------------------------------------------------------------------------
-   BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

    The Institutional Fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by 12 p.m. noon or by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at the NAV determined at 12 p.m. noon or at that day's closing NAV, respectively. If we receive a request after that time, it will be priced on the next business day at the NAV determined at 12 p.m. noon.


                                 MINIMUM INITIAL
                                   INVESTMENT

Cash Reserve Portfolio                $1,000,000

    The minimum initial investment for any group of related persons is an aggregate $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.

FINANCIAL-SERVICES FIRMS

    You may be able to buy and sell portfolio shares through financial-services firms such as banks, brokers and financial advisors. The portfolio may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV.


    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial investment amount, may be modified.


--------------------------------------------------------------------------------
-   ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

    You can add to your account in a variety of ways, as shown in the table.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional               - Call our Institutional Shareholder
  Shareholder Service Center to          Service Center to request an
  request an exchange from another       exchange from another Credit
  Credit Suisse Institutional fund       Suisse Institutional fund or
  or portfolio. Be sure to read          portfolio.
  the current PROSPECTUS for the
  new fund or portfolio.               If you do not have telephone
                                       privileges, mail or fax a letter
If you do not have telephone           of instruction.
privileges, mail or fax a letter
of instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
- Complete and sign the NEW ACCOUNT    - Call our Institutional Shareholder
  APPLICATION.                           Service Center by 12 p.m. noon or 4
- Call our Institutional Shareholder     p.m. ET to inform us of the incoming
  Service Center and fax the signed      wire. Please be sure to specify the
  NEW ACCOUNT APPLICATION by 12 p.m.     account registration, account
  noon or 4 p.m. ET.                     number and the fund and portfolio
- Institutional Shareholder Services     name on your wire advice.
  will telephone you with your
  account number. Please be sure to    - Wire the money for receipt that
  specify the account, registration      day.
  account number and the fund and
  portfolio name on your wire
  advice.
- Wire your initial investment for
  receipt that day.
--------------------------------------------------------------------------------






                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 SELLING SHARES

--------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES     CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
Write us a letter of instruction       - Sales of any amount.
that includes:

- your name(s) and signature(s)
- the fund and portfolio name and
  account number
- the dollar amount you want to
  sell
- how to send the proceeds

Obtain a signature guarantee or
other documentation, if required
(see "Selling Shares in Writing").

Mail the materials to Credit
Suisse Institutional Fund, Inc.

If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service
Center (unless signature guarantee
is required).
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional Shareholder   - Accounts with telephone privileges.
  Service Center to request an
  exchange into another Credit         If you do not have telephone privileges,
  Suisse Institutional fund or         mail or fax a letter of instruction to
  portfolio. Be sure to read the       exchange shares.
  current PROSPECTUS for the new
  fund or portfolio.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call our Institutional Shareholder     - Accounts with telephone privileges.
Service Center to request a
redemption. You can receive the
proceeds as:
- a check mailed to the address of
  record
- a wire to your bank

See "By Wire" for details.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
- Complete the "Wire Instructions"     - Requests by phone or mail.
  section of your NEW ACCOUNT
  APPLICATION.
- For federal-funds wires, proceeds
  will be wired on the next business
  day.
--------------------------------------------------------------------------------

                                 HOW TO REACH US
Institutional Shareholder Service Center

Toll Free: 800-222-8977
Fax: 212-370-9833

MAIL:
Credit Suisse Institutional Fund, Inc.
P.O. Box 9030
Boston, MA 02205-9030

OVERNIGHT/COURIER SERVICE:
Boston Financial
Attn: Credit Suisse Institutional
Fund, Inc.
66 Brooks Drive
Braintree, MA 02184


                               WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Credit Suisse Institutional Fund, Inc.
[INSTITUTIONAL FUND PORTFOLIO NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

-------------------------------------------------------------------------------
-   SELLING SHARES IN WRITING
-------------------------------------------------------------------------------
Some circumstances require a written sell order, along with a signature guarantee. These include:

- accounts whose address of record has been changed within the past 30 days
- redemption in certain large accounts (other than by exchange)
- requests to send the proceeds to a different payee or address
- shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

--------------------------------------------------------------------------------
-   RECENTLY PURCHASED SHARES
--------------------------------------------------------------------------------

    For portfolio shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the portfolio will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another portfolio.


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 OTHER POLICIES

--------------------------------------------------------------------------------
-   TRANSACTION DETAILS
--------------------------------------------------------------------------------

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of the portfolio before 12 p.m.
(noon), you begin to earn dividend distributions on that day.


    Your purchase order will be canceled and you may be liable for losses of fees incurred by the portfolio if:

   - your investment check does not clear
   - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

    If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until 12:00 noon. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

--------------------------------------------------------------------------------
-   ACCOUNT CHANGES
--------------------------------------------------------------------------------

    Call our Institutional Shareholder Service Center to update your account records whenever you change your address. Institutional Shareholder Services can also help you change your account information or privileges.

--------------------------------------------------------------------------------
-   SPECIAL SITUATIONS
--------------------------------------------------------------------------------

    The Institutional Fund reserves the right to:

   - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading
   - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions
   - change minimum investment amounts after 15 days' notice to current investors of any increases
   - charge a wire-redemption fee
   - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations
   - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)
   - modify or waive its minimum investment requirements for employees and clients of its adviser and the adviser's affiliates

   - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                              FOR MORE INFORMATION


    More information about the portfolio is available free upon request, including the following:

---------------------------
    ANNUAL/SEMIANNUAL
    REPORTS TO SHAREHOLDERS
---------------------------

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

---------------------------
    OTHER INFORMATION
---------------------------

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Institutional Fund, Inc. to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
    800-222-8977

BY MAIL:
    Credit Suisse Institutional Fund, Inc.
    P.O. Box 9030
    Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial
    Attn: Credit Suisse Institutional
          Fund, Inc.
    66 Brooks Drive
    Braintree, MA 02184








SEC FILE NUMBER:
Credit Suisse Institutional Fund, Inc.                          811-6670





                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSCRV-1-1200

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 6, 2000

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                      WARBURG PINCUS CASH RESERVE PORTFOLIO

              This STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Institutional Fund, Inc. (the "Fund"), relating to the Cash Reserve Portfolio (the "Portfolio") that supplements information that is contained in the Prospectus for the Portfolio dated December 6, 2000, as amended from time to time (the "PROSPECTUS"), and is incorporated by reference in its entirety into that PROSPECTUS.

              This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Portfolio should be made solely upon the information contained herein. Copies of the PROSPECTUS and information regarding the Portfolio's current performance and the status of shareholder accounts may be obtained by writing or telephoning:



                        Credit Suisse Institutional Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 1-800-222-8977

                                    CONTENTS


                                                                       PAGE
INVESTMENT OBJECTIVE......................................................1
GENERAL...................................................................1
         Price and Portfolio Maturity.....................................1
         Portfolio Quality and Diversification............................1
INVESTMENT POLICIES.......................................................2
         Bank Obligations.................................................2
         Variable Rate Master Demand Notes................................2
         Government Securities............................................3
         When-Issued Securities...........................................3
         Repurchase Agreements............................................4
         Reverse Repurchase Agreements and Borrowings.....................4
OTHER INVESTMENT LIMITATIONS..............................................4
PORTFOLIO VALUATION.......................................................6
PORTFOLIO TRANSACTIONS AND TURNOVER.......................................6
MANAGEMENT OF THE FUND....................................................7
         Officers and Board of Directors..................................7
         Estimated Directors' Compensation...............................11
         Control Persons and Principal Holders of Securities.............11
         Investment Adviser and Administrator............................11
         Custodian and Transfer Agent....................................12
         Distribution and Shareholder Servicing..........................13
         Organization of the Fund........................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................13
EXCHANGE PRIVILEGE.......................................................14
ADDITIONAL INFORMATION CONCERNING TAXES..................................14
         The Portfolio and Its Investments...............................15
DETERMINATION OF YIELD...................................................17
INDEPENDENT ACCOUNTANTS AND COUNSEL......................................18
FINANCIAL STATEMENTS.....................................................18
APPENDIX................................................................A-1
         Description of Commercial Paper Ratings........................A-1

                              INVESTMENT OBJECTIVE

              The following information supplements the discussion of the Portfolio's investment objective and policies in the PROSPECTUS. There are no assurances that the Portfolio will achieve its investment objective.

              The investment objective of the Portfolio is to provide investors with high current income consistent with liquidity and stability of principal.

              Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

              The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

                                    GENERAL

              PRICE AND PORTFOLIO MATURITY. The Portfolio invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Portfolio. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

              PORTFOLIO QUALITY AND DIVERSIFICATION. The Portfolio will limit its investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Portfolio. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Portfolio acquires the security. The Portfolio may purchase securities that are unrated at the time of purchase that the Portfolio's investment adviser (the "Adviser") deems to be of comparable quality to rated securities that the Portfolio may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and its affiliate, IBCA, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to this STATEMENT OF ADDITIONAL INFORMATION.

              The Portfolio is subject to certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by the Adviser. These policies generally restrict the Portfolio from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In accordance with Rule 2a-7, the Portfolio may invest up to 25% of its assets in the first tier securities of a single issuer for a period of up to three days.

              INVESTMENT POLICIES

              BANK OBLIGATIONS. The Portfolio may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Portfolio will invest in obligations of foreign banks or foreign branches of United States banks only if the Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks.

              VARIABLE RATE MASTER DEMAND NOTES. The Portfolio may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

              Variable rate master demand notes held by the Portfolio may have maturities of more than thirteen months, provided: (i) the Portfolio is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining the Portfolio's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

              In the event an issuer of a variable rate master demand note defaults on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, the Portfolio will invest in such instruments only where the Adviser believes that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

              GOVERNMENT SECURITIES. Government Securities in which the Portfolio may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

              WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 20% of the value of its total assets absent unusual market conditions, and that a commitment by the Portfolio to purchase when-issued securities will generally not exceed 45 days. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

              When the Portfolio agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

              When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

              REPURCHASE AGREEMENTS. The Portfolio may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Portfolio to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Portfolio's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

              REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. The Portfolio may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Portfolio enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

                          OTHER INVESTMENT LIMITATIONS

              The investment limitations numbered 1 through 5 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 6 through 9 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time. If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 8) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

       The Portfolio may not:

1. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such transactions constituting borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's assets at the time of such borrowing. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments.


2. Purchase any securities which would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances.


3. Make loans except that the Portfolio may lend portfolio securities, may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements.


4. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.


5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may purchase securities issued by companies that invest in real estate or interests therein.


6.     Write or sell puts, calls, straddles, spreads or combinations thereof.


7. Purchase securities on margin, make short sales of securities or maintain a short position.


8. Invest more than 10% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Portfolio, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.


9.     Invest in oil, gas or mineral leases.

                               PORTFOLIO VALUATION

              The Portfolio's securities are valued on the basis of amortized cost. Under this method, the Portfolio values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Portfolio would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Portfolio's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Portfolio's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Portfolio's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Portfolio's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                       PORTFOLIO TRANSACTIONS AND TURNOVER

              Credit Suisse Asset Management, LLC, the Portfolio's investment adviser ("CSAM"), is responsible for establishing, reviewing, and, where necessary, modifying the Portfolio's investment program to achieve its investment objective and will select specific portfolio investments and effect transactions for the Portfolio. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the Portfolio with research advice or other services.

              Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

              In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, the Portfolio will not give preference to any institutions with whom the Fund on behalf of the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

              The Portfolio does not intend to seek profits through short-term trading. The Portfolio's annual portfolio turnover will be relatively high but its portfolio turnover is not expected to have a material effect on its net income. Portfolio turnover is expected to be zero for regulatory reporting purposes.

                             MANAGEMENT OF THE FUND

              OFFICERS AND BOARD OF DIRECTORS

              The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

              The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)             Director
40 Grosvenor Road                   Currently retired; Executive Vice President
Short Hills, New Jersey 07078       and  Chief Financial Officer of Pan Am
                                    Corporation and Pan American World Airways,
                                    Inc. from 1988 to 1991; Director of The
                                    Infinity Mutual Funds, BISYS Group
                                    Incorporated; Director/Trustee of other
                                    CSAM-advised investment companies.

Jack W. Fritz (73)                  Director
2425 North Fish Creek Road          Private investor; Consultant and Director of
P.O. Box 483                        Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014               Communications (developers and operators of
                                    radio stations) since 1987; Director of
                                    Advo, Inc. (direct mail advertising);
                                    Director/Trustee of other CSAM-advised
                                    investment companies.

Jeffrey E. Garten (53)              DIRECTOR
Box 208200                          Dean of Yale School of Management and
New Haven, Connecticut 06520-8200   William S. Beinecke Professor in the
                                    Practice of International Trade and Finance;
                                    Undersecretary of Commerce for International
                                    Trade from November 1993 to October 1995;
                                    Professor at Columbia University from
                                    September 1992 to November 1993; Director of
                                    Aetna, Inc.; Director of Calpine Energy
                                    Corporation; Director/Trustee of other
                                    CSAM-advised investment companies.

James S. Pasman, Jr. (69)           Director
29 The Trillium                     Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238      Operating Officer of National InterGroup,
                                    Inc. from April 1989 to March 1991; Chairman of Permian Oil Co. from April 1989 to March
                                    1991; Director of Education Management
                                    Corp., Tyco International Ltd.; Trustee, BT
                                    Insurance Funds Trust; Director/Trustee of other CSAM-advised investment companies.

William W. Priest* (58)             Chairman of the Board
466 Lexington Avenue                Chairman of CSAM since 2000, Managing
New York, New York 10017            Director of CSAM since 1990, Chief
                                    Executive Officer of CSAM from
                                    1990 to 2000; Director/Trustee of other
                                    CSAM-advised investment companies.



--------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Steven N. Rappaport (52)            Director
40 East 52nd Street,                President of Loanet, Inc. (on-line
New York, New York 10022            accounting service) since 1997; Executive
                                    Vice President of Loanet, Inc. from 1994 to
                                    1997; Director, President, North American
                                    Operations, and former Executive Vice
                                    President from 1992 to 1993 of Worldwide
                                    Operations of Metallurg Inc.; Executive Vice
                                    President, Telerate, Inc. from 1987 to 1992;
                                    Partner in the law firm of Hartman & Craven until 1987; Director/Trustee of other
                                    Warburg Pincus Funds and other CSAM-advised investment companies.

Alexander B. Trowbridge (70)        Director
1317 F Street, N.W., 5th Floor      President of Trowbridge Partners, Inc.
Washington, DC 20004                (business consulting) since January 1990;
                                    Director or Trustee of ICOS Corporation
                                    (biopharmaceuticals), IRI International
                                    (energy services), The Rouse Company (real estate development), Harris Corp.
                                    (electronics and communications equipment),
                                    The Gillette Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing); Director/Trustee of other
                                    CSAM-advised investment companies.

Eugene L. Podsiadlo (43)            President
466 Lexington Avenue                Managing Director of CSAM; Associated with
New York, New York 10017-3147       CSAM since New Credit Suisse acquired the
                                    Funds' predecessor adviser in July 1999;
                                    with the predecessor adviser since 1991;
                                    Vice President of Citibank, N.A. from 1987 to 1991; Officer of CSAMSI and of other
                                    CSAM-advised investment companies.


Hal Liebes, Esq. (36)               Vice President and Secretary
466 Lexington Avenue                Managing Director and General Counsel of
New York, New York 10017            CSAM; Associated with Lehman Brothers, Inc.
                                    from 1996 to 1997; Associated with CSAM from 1995 to 1996; Associated with CS First
                                    Boston Investment Management from 1994 to
                                    1995; Associated with Division of
                                    Enforcement, U.S. Securities and Exchange
                                    Commission from 1991 to 1994; Officer of
                                    CSAMSI and other CSAM-advised investment companies.

Michael A. Pignataro (40)           Treasurer and Chief Financial Officer
466 Lexington Avenue                Vice President and Director of Fund
New York, New York 10017            Administration of CSAM; Associated with CSAM
                                    since 1984; Officer of other CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)          Assistant Secretary
466 Lexington Avenue                Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147       Associated with CSAM since Credit Suisse
                                    acquired the Funds' predecessor adviser in July 1999; with the predecessor adviser since 1997; Associated with the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein from 1995 to 1997; Officer of other
                                    CSAM-advised investment companies.

Gregory N. Bressler, Esq.(34)       Assistant Secretary
466 Lexington Avenue                Vice President and Legal Counsel of CSAM
New York, New York 10017            since January 2000; Associated with the
                                    law firm of Swidler Berlin Shereff
                                    Friedman LLP from 1996 to 2000; Officer of other CSAM-advised investment companies.

Rocco A. DelGuercio (37)            Assistant Treasurer
466 Lexington Avenue                Assistant Vice President and Administrative
New York, New York 10017            Officer of CSAM; Associated with CSAM since
                                    June 1996; Assistant Treasurer, Bankers
                                    Trust Corp. -- Fund Administration from
                                    March 1994 to June 1996; Officer of other
                                    CSAM-advised investment companies.

Joseph Parascondola (37)            Assistant Treasurer
466 Lexington Avenue                Assistant Vice President -- Fund
New York, New York 10017            Administration of CSAM since April 2000;
                                    Assistant Vice President, Deutsche Asset
                                    Management from January 1999 to April
                                    2000; Assistant Vice President, Weiss,
                                    Peck & Greer LLC from November 1995 to
                                    December 1998; Officer of other
                                    CSAM-advised investment companies.

              No employee of CSAM, CSAMSI, PFPC Inc., the Fund's administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAMSI, PFPC or any of their affiliates receives the following annual and per-meeting fees:


------------------------------- -------------------------------- -----------------------------
    ANNUAL FEE AS DIRECTOR            FEE FOR EACH BOARD              ANNUAL FEE AS AUDIT
                                       MEETING ATTENDED                 COMMITTEE MEMBER
------------------------------- -------------------------------- -----------------------------
             $750                            $250                           $250*
------------------------------- -------------------------------- -----------------------------

--------------------

* The Chairman of the Audit Committee receives $325 for serving on the Audit Committee.

              Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.

              ESTIMATED DIRECTORS' COMPENSATION


                                                                    TOTAL COMPENSATION FROM ALL
                                        COMPENSATION FROM          INVESTMENT COMPANIES IN FUND
NAME OF DIRECTOR                            THE FUND                          COMPLEX(1)
----------------                            --------                          ----------
WILLIAM W. PRIEST(2)                          NONE                              NONE

RICHARD H. FRANCIS                           $2,500                           $112,500

JACK W. FRITZ                                $2,500                           $112,500

JEFFREY E. GARTEN                            $2,500                           $60,000

JAMES S. PASMAN, JR.                         $2,500                           $112,500

STEVEN N. RAPPAPORT                          $2,500                           $112,500

ALEXANDER B. TROWBRIDGE                      $2,725                           $122,625

--------------------

(1) Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser ("Fund Complex"), except for Mr. Garten, who serves as Director or Trustee of 24 investment companies and portfolios in the Fund Complex.

(2) Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

              Credit Suisse Asset Management International, an affiliate of CSAM, held all of the shares of the Portfolio on the date the Fund's Registration Statement became effective.

              INVESTMENT ADVISER AND ADMINISTRATOR


              CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to the Portfolio pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $737.5 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

              CSAM, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. CSAM also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.

              For the services provided pursuant to the Advisory Agreement, CSAM is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .10% of the value of the Portfolio's average daily net assets. CSAM and the Portfolio's administrator may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Portfolio.

              PFPC serves as administrator to the Portfolio pursuant to a separate written agreement. As administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation, the Portfolio pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

              CUSTODIAN AND TRANSFER AGENT

              State Street Bank and Trust Company ("State Street") acts as the custodian for the Portfolio pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities, and (e) makes periodic reports to the Board of Directors concerning the Portfolio operations. State Street is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that State Street remains responsible for the performance of all its duties under the Custodian Agreement and hold the Portfolio harmless from the negligent acts and omissions of any sub-custodian. For its services to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the average daily market value of the Portfolio's assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.


              State Street has agreed to serve as the Portfolio's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of the Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Portfolio. State Street has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

              DISTRIBUTION AND SHAREHOLDER SERVICING

              CSAMSI serves as the distributor of the Portfolio. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

              The Portfolio has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other industry professionals (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Portfolio in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from the Portfolio. Service Organizations may also be reimbursed for marketing costs. The Portfolio may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

              ORGANIZATION OF THE FUND

              The Portfolio is a portfolio of an open-end series investment company, the Fund, which has one class of common stock outstanding. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name of "Warburg, Pincus Institutional Fund, Inc." On May 11, 2000, the Fund changed its name to "Credit Suisse Institutional Fund, Inc." The Fund's charter authorizes the Board of Directors to issue sixteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of twelve series have been classified, one of which constitute the interests in the Portfolio.

              The Portfolio is a diversified, open-end management investment company.

              All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

              The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

                               EXCHANGE PRIVILEGE

              Shareholders of the Portfolio may exchange all or part of their shares for shares of another portfolio or other portfolios of the Fund organized by CSAM in the future or another Credit Suisse Institutional Fund on the basis of their relative net asset values per share at the time of exchange. The exchange privilege enables shareholders to acquire shares in a fund or portfolio with a different investment objective when they believe that a shift between funds or portfolios is an appropriate investment decision.

              If an exchange request is received by Credit Suisse Institutional Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at the Portfolio's net asset value next determined on that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Portfolio may refuse exchange purchases at any time without notice.

              The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Portfolio for shares in another Credit Suisse Institutional Fund or portfolio of the Fund should review the prospectus of the other fund or portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain an current prospectus for another Credit Suisse Institutional Fund or portfolio of the Fund, an investor should contact Credit Suisse Institutional Funds at 1-800-222-8977.

              The Portfolio reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned. The Portfolio reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                    ADDITIONAL INFORMATION CONCERNING TAXES

              The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolio. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect on the date of this STATEMENT OF ADDITIONAL INFORMATION and existing judicial and administrative interpretations thereof, both of which are subject to change.

              THE PORTFOLIO AND ITS INVESTMENTS

              The Portfolio intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

              As a regulated investment company, the Portfolio will not be subject to United States federal income tax on its investment company taxable income (I.E., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

              The Portfolio intends to declare dividend distributions daily and pay them monthly. The Board will determine annually whether to distribute any net realized capital gains. The Portfolio currently expects to distribute any such excess annually to its shareholders. However, if the Portfolio retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

              The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or over distribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

              Although the Portfolio expects to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Portfolio's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by the Portfolio would reduce the amount of income and gains available for distribution to shareholders.

              If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

              Investors in the Portfolio should be aware that it is possible that some portion of the Portfolio's income from investments in obligations of foreign banks could become subject to foreign taxes.

              While the Portfolio does not expect to realize net realized capital gains, any such realized gains will be distributed as described in the PROSPECTUS. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Portfolio shares, and will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of the Portfolio will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Portfolio before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

              A shareholder of the Portfolio receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

              Each shareholder of the Portfolio will receive an annual statement as to the federal income tax status of his dividends and distributions from the Portfolio for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding year.

              If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 31% "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

             THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX
           CONSEQUENCES AFFECTING THE PORTFOLIO AND ITS SHAREHOLDERS.
        SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH
            RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                          INVESTMENT IN THE PORTFOLIO.


                             DETERMINATION OF YIELD

              From time to time, the Portfolio may quote its yield and effective yield, in advertisements or in reports and other communications to shareholders. The Portfolio's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Portfolio's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

              The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses allocable to it. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Portfolio's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Portfolio's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

              PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2 Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statement that is incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

              Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                             FINANCIAL STATEMENT


              Shares of the Portfolio have not been offered as of October 31, 2000, accordingly, no financial information is provided with respect to such shares of the Portfolio.

                                    APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER RATINGS

              Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

              The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

              Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

              Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

              Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.


                                      A-1